Exhibit 21.1
LIST OF SUBSIDIARIES

SUBSIDIARIES OF ENERGY TRANSFER LP, a Delaware limited partnership:

Energy Transfer Operating, L.P., a Delaware limited partnership
Energy Transfer Partners GP, L.P., a Delaware limited partnership
Energy Transfer Partners, L.L.C., a Delaware limited liability company
ETE Services Company, LLC, a Delaware limited liability company
Sunoco Partners Lease Acquisition & Marketing LLC, a Delaware limited partnership

SUBSIDIARIES OF ENERGY TRANSFER OPERATING, L.P., a Delaware limited partnership:

Advanced Meter Solutions LLC, a Delaware limited liability company
Alpine Holding, LLC, an Oklahoma limited liability company
Aqua-ETC Water Solutions, LLC, a Delaware limited liability company
Arguelles Pipeline, S. De R.L. De C.V., a Mexico SRL
Bakken Holdings Company LLC, a Delaware limited liability company
Bakken Pipeline Investments LLC, a Delaware limited liability company
Bayou Bridge Pipeline, LLC, a Delaware limited liability company
Bayview Refining Company, LLC, a Delaware limited liability company
BBP Construction Management, LLC, a Delaware limited liability company
Blue Marlin Offshore Port LLC, a Delaware limited liability company
Buffalo Gulf Coast Terminals LLC, a Delaware limited liability company
Buffalo Parent Gulf Coast Terminals LLC, a Delaware limited liability company
Chalkley Gathering Company, LLC, a Texas limited liability company
Citrus Energy Services, Inc., a Delaware corporation
Citrus ETP Finance LLC, a Delaware limited liability company
Citrus, LLC, a Delaware limited liability company
Clean Air Action Corporation, a Delaware corporation
Comanche Trail Pipeline, LLC, a Texas limited liability company
Consorcio Terminales LLC, a Delaware limited liability company
CrossCountry Citrus, LLC, a Delaware limited liability company
CrossCountry Energy, LLC, a Delaware limited liability company
Dakota Access Holdings LLC, a Delaware limited liability company
Dakota Access Truck Terminals, LLC, a Delaware limited liability company
Dakota Access, LLC, a Delaware limited liability company
DAL-TEX Consulting, LLC, a Texas limited liability company
DAPL-ETCO Construction Management, LLC, a Delaware limited liability company
DAPL-ETCO Operations Management, LLC, a Delaware limited liability company
Dual Drive Technologies, Ltd., a Texas limited partnership
Eastern Gulf Crude Access, LLC, a Delaware limited liability company
Edwards Lime Gathering, LLC, a Delaware limited liability company
ELG Oil LLC, a Delaware limited liability company
ELG Utility LLC, a Delaware limited liability company
Energy Transfer (Beijing) Energy Technology Co., Ltd., a Chinese limited liability company
Energy Transfer Aviation LLC, a Delaware limited liability company
Energy Transfer Canada Pipelines Limited Partnership, an Alberta limited partnership
Energy Transfer Canada Pipelines ULC, an Alberta unlimited liability company
Energy Transfer Canada ULC, an Alberta unlimited liability company
Energy Transfer Crude Oil Company, LLC, a Delaware limited liability company
Energy Transfer Data Center, LLC, a Delaware limited liability company
Energy Transfer Employee Management LLC a Delaware limited liability company
Energy Transfer Fuel GP, LLC, a Delaware limited liability company
Energy Transfer Fuel, LP, a Delaware limited partnership
Energy Transfer Group, L.L.C., a Texas limited liability company
Energy Transfer International Holdings LLC, a Delaware limited liability company
Energy Transfer Interstate Holdings, LLC, a Delaware limited liability company

Energy Transfer LNG Export, LLC, a Delaware limited liability company
Energy Transfer Mexicana, LLC, a Delaware limited liability company
Energy Transfer Retail Power, LLC, a Delaware limited liability company
ET CC Holdings LLC, a Delaware limited liability company
ET Crude Oil Terminals, LLC, a Delaware limited partnership
ET Finance LLC, a Delaware limited liability company
ET Rover Pipeline LLC, a Delaware limited liability company
ET Starfish Holdings, LLC, a Delaware limited liability company
ET TexLa Holdings LLC, a Delaware limited liability company
ET TexLa Oasis GP LLC, a Delaware limited liability company
ETC Bayou Bridge Holdings, LLC, a Delaware limited liability company
ETC Champ Pipeline LLC, a Delaware limited liability company
ETC China Holdings LLC, a Delaware limited liability company
ETC Compression, LLC, a Delaware limited liability company
ETC Endure Energy L.L.C., a Delaware limited liability company
ETC Energy Transfer, LLC, a Delaware limited liability company
ETC Fayetteville Express Pipeline, LLC, a Delaware limited liability company
ETC Fayetteville Operating Company, LLC, a Delaware limited liability company
ETC Gas Company, Ltd., a Texas limited partnership
ETC Gas Storage LLC, a Delaware limited liability company
ETC Haynesville LLC, a Delaware limited liability company
ETC Hydrocarbons, LLC, a Texas limited liability company
ETC Illinois LLC, a Delaware limited liability company
ETC Interstate Procurement Company, LLC, a Delaware limited liability company
ETC Intrastate Procurement Company, LLC, a Delaware limited liability company
ETC Katy Pipeline, LLC, a Texas limited partnership
ETC Marketing, Ltd., a Texas limited partnership
ETC Midcontinent Express Pipeline, L.L.C., a Delaware limited liability company
ETC NGL Marketing, LLC, a Texas limited liability company
ETC NGL Transport, LLC, a Texas limited liability company
ETC Northeast Field Services LLC, a Delaware limited liability company
ETC Northeast Pipeline, LLC, a Delaware limited liability company
ETC PennTex LLC, a Delaware limited liability company
ETC Sunoco Holdings LLC, a Pennsylvania limited liability company
ETC Texas Pipeline, Ltd., a Texas limited partnership
ETC Tiger Pipeline, LLC, a Delaware limited liability company
ETC Tilden System LLC, a Delaware limited liability company
ETCO Holdings LLC, a Delaware limited liability company
ETP Crude LLC, a Texas limited liability company
ETP Holdco Corporation, a Delaware corporation
Evergreen Assurance, LLC, a Delaware limited liability company
Evergreen Capital Holdings, LLC, a Delaware limited liability company
Evergreen Resources Group, LLC, a Delaware limited liability company
Explorer Pipeline Company, a Delaware corporation
Fayetteville Express Pipeline LLC, a Delaware limited liability company
FEP Arkansas Pipeline, LLC, an Arkansas limited liability company
Florida Gas Transmission Company, LLC, a Delaware limited liability company
FLST LLC, a Delaware limited liability company
Glass Mountain Holding, LLC, an Oklahoma limited liability company
Grayson Pipeline, L.L.C., an Oklahoma limited liability company
Greyhawk Gas Storage Company, L.L.C., a Delaware limited liability company
Gulf States Transmission LLC, a Louisiana limited liability company
Helios Assurance Company, Limited, a Limited Bermuda other
Heritage ETC GP, L.L.C., a Delaware limited liability company
Heritage ETC, L.P., a Delaware limited partnership
HFOTCO LLC, a Texas limited liability company
Houston Pipe Line Company LP, a Delaware limited partnership
HPL Asset Holdings LP, a Delaware limited partnership

HPL GP, LLC, a Delaware limited liability company
HPL Leaseco LP, a Delaware limited partnership
HPL Resources Company LLC, a Delaware limited liability company
HPL Storage GP LLC, a Delaware limited liability company
Inland Corporation, an Ohio corporation
J.C. Nolan Pipeline Co., LLC, a Delaware limited liability company
J.C. Nolan Terminal Co., LLC, a Delaware limited liability company
Japan Sun Oil Company, Ltd., a Japan other
K.C. Asphalt L.L.C., a Colorado limited liability company
Kanawha Rail LLC, a Delaware limited liability company
LA GP, LLC, a Texas limited liability company
La Grange Acquisition, L.P., a Texas limited partnership
Lake Charles Exports, LLC, a Delaware limited liability company
Lake Charles LNG Company, LLC, Delaware limited liability company
Lake Charles LNG Export Company, LLC, a Delaware limited liability company
Lee 8 Storage Partnership, a Delaware limited partnership
LG PL, LLC, a Texas limited liability company
LGM, LLC, a Texas limited liability company
Liberty Pipeline Group, LLC, a Delaware limited liability company
Libre Insurance Company, Ltd., a Bermuda corporation
LJL, LLC, a West Virginia limited liability company
Loadout LLC, a Delaware limited liability company
Lobo Pipeline Company LLC, a Delaware limited liability company
Lone Star Marine Facilities LLC, a Delaware limited liability company
Lone Star NGL Asset GP LLC, a Delaware limited liability company
Lone Star NGL Development LP, a Delaware limited partnership
Lone Star NGL Fractionators LLC, a Delaware limited liability company
Lone Star NGL Hattiesburg LLC, a Delaware limited liability company
Lone Star NGL LLC, a Delaware limited liability company
Lone Star NGL Marketing LLC, a Delaware limited liability company
Lone Star NGL Mont Belvieu GP LLC, a Delaware limited liability company
Lone Star NGL Mont Belvieu LP, a Delaware limited partnership
Lone Star NGL Mont Belvieu Pipelines LLC, a Delaware limited liability company
Lone Star NGL Pipeline LP, a Delaware limited partnership
Lone Star NGL Product Services LLC, a Delaware limited liability company
Lone Star NGL Refinery Services LLC, a Delaware limited liability company
Lone Star NGL Sea Robin LLC, a Delaware limited liability company
Materials Handling Solutions LLC, a Delaware limited liability company
Maurepas Holding, LLC, an Oklahoma limited liability company
Maurepas Pipeline, LLC, a Delaware limited liability company
Mi Vida JV LLC, a Delaware limited liability company
Mid Valley Pipeline Company LLC, an Ohio limited liability company
Mid-America Midstream Gas Services, L.L.C., an Oklahoma limited liability company
Midcontinent Express Pipeline LLC, a Delaware limited liability company
Midstream Logistics, LLC, a Delaware limited liability company
Midwest Connector Capital Company LLC, a Delaware limited liability company
New Century Transportation, LLC, a Delaware limited liability company
Oasis Pipeline, LP, a Texas limited partnership
Ohio River System LLC, a Delaware limited liability company
Oil Casualty Insurance, Ltd., a Bermuda Limited Company
Oil Insurance Limited, Bermuda limited company
Old Ocean Pipeline, LLC, a Texas limited liability company
Orbit Gulf Coast NGL Exports, LLC, a Delaware limited liability company
Pacific Ethanol Central, LLC, a Delaware limited liability company
Pan Gas Storage LLC, a Delaware limited liability company
Panhandle Eastern Pipe Line Company, LP, a Delaware limited partnership
Panhandle Energy LNG Services, LLC, a Delaware limited liability company
Panhandle Storage LLC, a Delaware limited liability company

PEI Power II, LLC, a Pennsylvania limited liability company
PEI Power LLC, a Pennsylvania limited liability company
Pelico Pipeline, LLC, a Delaware limited liability company
Penn Virginia Operating Co., LLC, a Delaware limited liability company
PEPL Real Estate, LLC, a Delaware limited liability company
Permian Express Partners LLC, a Delaware limited liability company
Permian Express Partners Operating LLC, a Texas limited liability company
Permian Express Terminal LLC, a Delaware limited liability company
Permian Gulf Coast Pipeline LLC, a Delaware limited liability company
PES Energy Inc., a Delaware corporation
PES Equity Holdings, LLC, a Delaware limited liability company
PES Holdings, LLC, a Delaware limited liability company
PG Energy Inc., a Pennsylvania corporation
Philadelphia Energy Solutions LLC, a Delaware limited liability company
Philadelphia Energy Solutions Refining and Marketing LLC, a Delaware limited liability company
Price River Terminal, LLC, a Texas limited liability company
Ranch Westex JV LLC, a Delaware limited liability company
Red Bluff Express Pipeline, LLC, a Delaware limited liability company
Regency Employees Management Holdings LLC, a Delaware limited liability company
Regency Energy Finance Corp., a Delaware corporation
Regency Energy Partners LP, a Delaware limited partnership
Regency GP LLC, a Delaware limited liability company
Regency GP LP, a Delaware limited partnership
Regency Intrastate Gas LP, a Delaware limited partnership
Regency Marcellus Gas Gathering LLC, a Delaware limited liability company
Regency NEPA Gas Gathering LLC, a Texas limited liability company
Regency Texas Pipeline LLC, a Delaware limited liability company
Regency Utica Gas Gathering LLC, a Delaware limited liability company
RIGS GP LLC, a Delaware limited liability company
Rocky Cliffs Pipeline, L.L.C., a Delaware limited liability company
Rose Rock Midstream Crude, LLC, a Delaware limited liability company
Rose Rock Midstream Operating, LLC, a Delaware limited liability company
Rover Pipeline LLC, a Delaware limited liability company
RSS Water Services LLC, a Delaware limited liability company
Sea Robin Pipeline Company, LLC, a Delaware limited liability company
SEC Energy Products & Services, L.P., a Texas limited partnership
SEC General Holdings, LLC, a Texas limited liability company
SemBio, L.L.C., a Delaware limited liability company
SemCanada II, L.P., an Oklahoma limited partnership
SemCap, L.L.C., an Oklahoma limited liability company
SemDevelopment, L.L.C., a Delaware limited liability company
SemEnergy S. de R.L. de C.V.
SemFuel Transport LLC, a Wisconsin limited liability company
SemFuel, L.P., a Texas limited partnership
SemGreen, L.P., a Delaware limited partnership
SemGroup Asia, L.L.C., a Delaware limited liability company
SemGroup Energy S. de R.L. de C.V.
SemGroup Europe Holding, L.L.C., a Delaware limited liability company
SemGroup Holdings G.P., LLC, a Delaware limited liability company
SemGroup Holdings, L.P., a Delaware limited partnership
SemGroup LLC, a Delaware limited liability company
SemGroup Mexico S. de R.L. de C.V.
SemGroup Netherlands B.V., a Dutch company
SemGroup Netherlands I B.V., a Dutch company
SemGroup Subsidiary Holding, L.L.C., a Delaware limited liability company
SemManagement L.L.C., a Delaware limited liability company
SemMaterials, L.P., an Oklahoma limited partnership
SemMexico, L.L.C., an Oklahoma limited liability company

SemOperating G.P., L.L.C., an Oklahoma limited liability company
SemProducts, L.L.C, an Oklahoma limited liability company
SemStream L.P., a Delaware limited partnership
SemTrucking, L.P., an Oklahoma limited partnership
Southern Union Gas Company, Inc., a Texas corporation
Southern Union Panhandle LLC, a Delaware limited liability company
Starfish Pipeline Company, LLC, a Delaware limited liability company
Steuben Development Company, L.L.C., a Delaware limited liability company
Stingray Pipeline Company, L.L.C., a Delaware limited liability company
SU Gas Services Operating Company, Inc., a Delaware corporation
SU Holding Company, Inc., a Delaware corporation
Sun Canada, LLC, a Delaware limited liability company
Sun Pipe Line Company of Delaware LLC, a Delaware limited liability company
Sun Transport, LLC, a Pennsylvania limited liability company
Sunoco (R&M), LLC, a Pennsylvania limited liability company
Sunoco GP LLC, a Delaware limited liability company
Sunoco Logistics Partners GP LLC, a Delaware limited liability company
Sunoco Logistics Partners Operations GP LLC, a Delaware limited liability company
Sunoco Logistics Partners Operations L.P., a Delaware limited partnership
Sunoco LP, a Delaware limited partnership
Sunoco Midland Terminal LLC, a Texas limited liability company
Sunoco Partners Marketing & Terminals L.P., a Texas limited partnership
Sunoco Partners Operating LLC, a Delaware limited liability company
Sunoco Partners Real Estate Acquisition LLC, a Delaware limited liability company
Sunoco Partners Rockies LLC, a Delaware limited liability company
Sunoco Pipeline Acquisition LLC, a Delaware limited liability company
Sunoco Pipeline L.P., a Texas limited partnership
Sweeney Gathering, L.P., a Texas limited liability company
TETC, LLC, a Texas limited liability company
Texas Energy Transfer Company, Ltd., a Texas limited partnership
Texas Energy Transfer Power, LLC, a Texas limited liability company
The Energy Transfer/Sunoco Foundation, a Pennsylvania non-profit
Toney Fork LLC, a Delaware limited liability company
Trade Star Holdings, LLC, a Delaware limited liability company
Trade Star Leasing, LLC, a Idaho limited liability company
Trade Star Williston, LLC, a Idaho limited liability company
Trade Star, LLC, a Idaho limited liability company
Trans-Pecos Pipeline, LLC, a Texas limited liability company
Transwestern Pipeline Company, LLC, a Delaware limited liability company
Triton Gathering, LLC, a Delaware limited liability company
Trunkline Field Services LLC, a Delaware limited liability company
Trunkline Gas Company, LLC, a Delaware limited liability company
Trunkline LNG Holdings LLC, a Delaware limited liability company
USA Compression GP, LLC, a Delaware limited liability company
USA Compression Management Services, LLC, a Delaware limited liability company
Vista Mar Pipeline, LLC, a Texas limited liability company
Waha Express Pipeline, LLC, a Delaware limited liability company
Wattenberg Holding, LLC, an Oklahoma limited liability company
West Cameron Dehydration Company, L.L.C., a Delaware limited liability company
West Shore Pipe Line Company, a Delaware corporation
West Texas Gulf Pipe Line Company LLC, a Delaware limited liability company
Westex Energy LLC, a Delaware limited liability company
WGP-KHC LLC, a Delaware limited liability company
White Cliffs Pipeline, L.L.C., a Delaware limited liability company
Wolverine Pipe Line Company, a Delaware corporation
Yellowstone Pipe Line Company, a Delaware corporation

SUBSIDIARIES OF SUNOCO LP, a Delaware limited partnership:

Aloha Petroleum LLC, a Delaware limited liability company
Aloha Petroleum, Ltd., a Hawaii Corporation
Fathom Global Energy FT LLC, a Delaware limited liability company
Fathom Global Energy LLC, a Delaware limited liability company
J.C. Nolan Pipeline Co., LLC, a Delaware limited liability company
J.C. Nolan Terminal Co., LLC, a Delaware limited liability company
Quick Stuff of Texas, Inc., a Texas Corporation
SSP BevCo I LLC, a Texas limited liability company
SSP BevCo II LLC, a Texas limited liability company
SSP Beverage, LLC, a Texas limited liability company
Stripes Acquisition LLC, a Texas limited liability company
Sun LP Pipeline LLC, a Delaware limited liability company
Sun LP Terminals LLC, a Delaware limited liability company
Sun Lubricants and Specialty Products Inc., a Quebec corporation
Sunmarks, LLC, a Delaware limited liability company
Sunoco Caddo LLC, a Delaware limited liability company
Sunoco Energy Solutions LLC., a Texas limited liability company
Sunoco Finance Corp., a Delaware corporation
Sunoco NLR LLC, a Delaware limited liability company
Sunoco Overseas, Inc., a Delaware corporation
Sunoco Property Company LLC, a Delaware limited liability company
Sunoco Refined Products LLC, a Delaware limited liability company
Sunoco Retail LLC, a Pennsylvania limited liability company
Sunoco, LLC, a Delaware limited liability company
TCFS Holdings, Inc. a Texas corporation
TND Beverage, LLC, a Texas limited liability company
Town & Country Food Stores, Inc., a Texas corporation
SUBSIDIARIES OF USA COMPRESSION PARTNERS, LP, a Delaware limited partnership:

CDM Environmental & Technical Services LLC, a Delaware limited liability company
CDM Resource Management LLC, a Delaware limited liability company
USA Compression Finance Corp., a Delaware corporation
USA Compression Partners, LLC, a Delaware limited liability company
USAC Leasing 2, LLC, a Texas limited liability company
USAC Leasing, LLC, a Delaware limited liability company
USAC OpCo 2, LLC, a Texas limited liability company